EX-32(a)

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the quarterly report on Form 10-Q of Union Planters Corporation (the “Company”) for the quarter ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”) I, Jackson W. Moore, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ Jackson W. Moore
Jackson W. Moore, Chairman
Date: May 10, 2004		President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Union Planters Corporation and will be retained by Union Planters Corporation and furnished to the Securities and Exchange Commission or its staff upon request.